                                                                    EXHIBIT 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                                       TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alaska Communications Systems Holdings, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 (the "Report"), I, David Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, created by Section. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2004             /s/ David Wilson
                               --------------------------------
                               David Wilson
                               Senior Vice President and Chief Financial Officer
                               Alaska Communications Systems Holdings, Inc.